                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant
Filed by a Party other than the Registrant |_|

 Check the appropriate box:
|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|x| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------
         2)      Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------
         4)      Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------
         5)      Total fee paid:

                 --------------------------------------------------------------

   |_| Fee paid previously with preliminary materials.
   |_| Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Dated Filed:

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                       OF

                        CONSUMER PORTFOLIO SERVICES, INC.

                16355 Laguna Canyon Road, Irvine California 92618

                               Phone: 949-753-6800



A special meeting of the shareholders of Consumer Portfolio Services, Inc. (the "CPS" or the "Company") will be held at 10:00 a.m., local time, on Thursday, September 4, 2008 at the Company's principal executive offices, 16355 Laguna Canyon Road, Irvine, California for the following purposes:

o To approve an amendment to the Company's articles of incorporation to increase the number of authorized common shares from 30 million to 75 million;

o To approve the future issuance, in connection with the exercise of warrants issued to an investor in our recent private transaction described in the attached proxy statement, of 1,848,309 shares of CPS common stock, subject to adjustment pursuant to the anti-dilutive provisions of the warrants; and

o To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on Monday, July 28, 2008 are entitled to notice of and to vote at the meeting.

Whether or not you expect to attend the meeting in person, please complete, date, and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time and, if you attend the meeting in person, your executed proxy will be returned to you upon request.



By Order of the Board of Directors



Mark Creatura, Secretary
Dated: August 7, 2008

                         [PAGE INTENTIONALLY LEFT BLANK]

                        CONSUMER PORTFOLIO SERVICES, INC.

                            16355 Laguna Canyon Road

                            Irvine, California 92618

                                  949-753-6800



                               PROXY STATEMENT FOR

                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 4, 2008

                                   -----------

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Consumer Portfolio Services, Inc. (the "Company" or "CPS") for use at a special meeting of the shareholders to be held at 10:00 A.M. local time on Thursday, September 4, 2008 at the Company's principal executive offices, 16355 Laguna Canyon Road, Irvine, California 92618, and at any adjournment thereof (the "Meeting").

All shares represented by properly executed proxies received in time will be voted at the Meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Any shareholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company, by executing a later-dated proxy, or by attending the meeting and giving oral notice of revocation to the Secretary of the Company.

The Board of Directors of the Company has fixed the close of business on July 28, 2008, as the record date for determining the holders of outstanding shares of the Company's Common Stock, without par value ("CPS Common Stock") entitled to notice of, and to vote at the Meeting. On that date, there were [19,815,709] shares of CPS Common Stock issued and outstanding. Each such share of CPS Common Stock is entitled to one vote on all matters to be voted upon at the meeting.

The notice of the Meeting, this proxy statement and the form of proxy are first being mailed to shareholders of the Company on or about August 7, 2008. The Company will pay the expenses incurred in connection with the solicitation of proxies. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no payment other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock of the Company and will reimburse such persons for their expenses so incurred.

                                 PROPOSAL NO. 1



     APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 30 MILLION TO 75 MILLION

INTRODUCTION

      The Company's articles of incorporation authorize the issuance of up to 30 million shares of common stock, and up to 10 million shares of preferred stock, which may be issued in one or more series. No preferred shares are outstanding, and the Company has no plans to issue any preferred shares.

      As of July 10, 2008, the Company had 19,815,709 shares of common stock outstanding, 6,621,799 shares of common stock reserved for issuance upon the exercise of outstanding options, and 2,772,000 shares of common stock reserved for issuance upon the exercise of outstanding warrants; thus, leaving 790,402 shares of common stock available to be issued for other purposes.

      BOARD RECOMMENDATION. Your Board unanimously recommends amending the Company's Articles of Incorporation to increase the authorized number of CPS common shares from 30,000,000,000 to 75,000,000. The amendment will not change the number of authorized shares of preferred stock or the par value per share of any stock. The Board of Directors recommends increasing the authorized number of shares to accomplish two major objectives: first, to allow flexibility to issue additional shares of Common Stock with respect to corporate purposes in general, and second, to eliminate the restrictions on exercise of certain warrants, enabling the holders of those warrants to exercise the warrants for shares of common stock rather than exercising their rights to cause the Company to purchase such warrants for cash, as further described in Proposal 2 below.

GENERAL EFFECTS OF INCREASING AUTHORIZED SHARES

      The Board of Directors believes that an increase in the number of authorized shares will be advantageous, because it will provide the Company flexibility to issue additional shares of Common Stock for corporate purposes as considered appropriate by the Board of Directors. Such future activities may include, without limitation, possible future financing and acquisition transactions, increasing working capital, raising additional capital for operations of the Company, secondary offerings, stock splits or stock dividends and grants under the Company's equity-based compensation plans. As of the date of this Proxy Statement, there are no arrangements, agreements or understandings for the issuance or use of the additional shares of authorized Common Stock, other than (i) possible future issuances of awards permitted under the Company's existing stock-based employee benefits plans, and (ii) the future issuance, in connection with the exercise of certain warrants as described in Proposal 2 below, of 1,848,309 shares of Common Stock, subject to adjustment pursuant to the anti-dilutive provisions of the warrant.

      The Board of Directors believes that the proposed amendment will provide several long-term advantages to the Company and its shareholders. The passage of the proposed amendment will enable the Company to pursue financings or enter into transactions which the Board of Directors believes provide the potential for growth and profit without having to expend cash. If additional authorized shares are available, transactions dependent upon the issuance of additional shares are less likely to be undermined by delays and expenses occasioned by the need to obtain shareholder authorization to provide the shares necessary to consummate such transactions. Without an increase in authorized shares of Common Stock, the Company may have to rely on debt, (which debt may not even be available without the concurrent grant of equity), seek alternative financing means or forgo investment opportunities altogether. Additionally, the shareholders of the Company have previously authorized up to an additional 2,255,000 shares of common stock in connection with awards that could be granted in the future under the Company's 2006 Long-Term Equity Incentive Plan; however, all of such additional shares will not be available for issuance unless and until this Proposal 1 is approved by shareholders, creating a sufficient number of authorized shares of common stock to cover shares previously authorized under the plan.

      In addition to the corporate purposes discussed above, the proposed amendment could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, if the Company becomes the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment may limit the opportunity for shareholders to realize a higher price for their shares than is generally available in takeover attempts. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device. Shareholders should note that the anti-takeover effect described above could also be accomplished by issuance of preferred shares under existing authority granted to the Board of Directors, whether or not the proposed amendment is adopted.

      Except for Levine Leichtman, which currently owns 6.2% of our outstanding common stock, shareholders do not have preemptive rights or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future. If the Board of Directors elects to issue additional shares of Common Stock, such issuance may, depending on the circumstances, have a dilutive effect on the earnings per share and other interests of the existing shareholders.

THE PROPOSAL

      A vote FOR the proposal is a vote to amend the articles of incorporation to increase the authorized number of common shares that the Company may issue. One effect of that amendment would be that the warrants described in Proposal 2 below could become exercisable to purchase an aggregate of 1,848,309 shares of our common stock, subject to adjustment pursuant to the anti-dilutive provisions of the warrant. That would give the holders of the warrants an option to exercise for common stock in addition to their current right to cause the Company to purchase the warrants for cash. The amendment would also permit the Company to pursue other corporate transactions that might involve issuance of shares, without having to expend cash and without having to seek specific shareholder approval of such transactions.

     FORM OF THE PROPOSAL. We expect to place before the meeting for action the following resolution, which has been approved by the board of directors and declared advisable:


RESOLVED, that the first paragraph of Article V of the Articles of Incorporation of the Company be amended so that, as amended, such paragraph shall read in its entirety as follows:
        "The Corporation is authorized to issue two (2) classes of stock. One class of shares is to be called "Common Stock," and the second class of shares is to be called "Serial Preferred Stock." The total number of shares which the Corporation shall have authority to issue is Eighty-Five Million (85,000,000), of which Seventy-Five Million (75,000,000) shall be Common Stock, without par value, and of which Ten Million (10,000,000) shall be Serial Preferred Stock, having a par value of $1.00 per share."

     EFFECT OF A FAILURE TO APPROVE THIS PROPOSAL. In the event that our shareholders do not approve this Proposal 1, our board of directors will have significantly limited options to issue equity in future corporate transactions as well as significant limitations on issuance of equity compensation under the existing Long-Term Equity Incentive Plan. Further, the exercise of certain warrants currently outstanding will continue to be restricted. Whether or not shareholder approval is obtained, the holders of those warrants will continue to have the right to cause the Company to purchase such warrants for cash, as described in more detail in Proposal 2 below.

VOTE NECESSARY TO APPROVE THE AMENDMENT OF THE CPS ARTICLES OF INCORPORATION

      The approval of this proposal requires that a majority of outstanding shares be voted in favor of the proposal. Abstentions from voting on the proposal will have the same effect as votes against the proposal. Further, we believe that brokers holding shares for their customers in general will not be permitted to vote on this proposal without instruction from their customers. Such "broker non-votes" will have the same effect as votes against the proposal. If Levine Leichtman, one of our largest shareholders, and Mr. Bradley, our president and chief executive officer as well as one of our largest shareholders, vote in favor of this Proposal 2, 11.98% of our total outstanding shares will have voted in favor of the proposal.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 1.

                                 PROPOSAL NO. 2



  APPROVAL OF THE FUTURE ISSUANCE, IN CONNECTION WITH THE EXERCISE OF WARRANTS
                        ISSUED TO AN INVESTOR IN A RECENT
                   PRIVATE TRANSACTION, OF 1,848,309 SHARES OF
               COMMON STOCK, SUBJECT TO ADJUSTMENT PURSUANT TO THE
                    ANTI-DILUTIVE PROVISIONS OF THE WARRANTS

INTRODUCTION

     In June and July 2008, Levine Leichtman Capital Partners IV, L.P., which we refer to as Levine Leichtman, invested $25 million in the long-term capital of CPS by purchasing senior secured term notes and equity securities of CPS. As part of the equity securities purchased by Levine Leichtman, CPS issued to Levine Leichtman two warrants, which we refer to as the Levine Leichtman Warrants, to purchase a total of 1,775,000 shares of CPS common stock. Other material terms of the transaction are described below.

      Bearing in mind the need for CPS to have available shares for issuance in other possible transactions, Levine Leichtman agreed as an accommodation to CPS that its warrants would not become exercisable into shares of common stock until such time as the shareholders of CPS approved the issuance of any and all shares issuable upon exercise of the warrants. CPS agreed to seek such shareholder approval. At present, the holders of the Levine Leichtman Warrants have the right to cause the Company to purchase such warrants for cash in an amount equal to the number of shares issuable upon exercise of the warrants multiplied by the excess of the fair market value of such shares over the applicable warrant purchase price; however, at present, the Levine Leichtman Warrants cannot be exercised for stock, as described below.

      BASIC TERMS OF THE LEVINE LEICHTMAN WARRANTS. Pursuant to the June 30, 2008 securities purchase agreement between us and Levine Leichtman, which we refer to as the securities purchase agreement, we issued the Levine Leichtman Warrants in two series: (i) warrants that we refer to as the FMV Warrants, which, upon the approval of our shareholders, would become exercisable for up to 1,500,000 shares of our common stock, at an exercise price of $2.573 per share, and (ii) warrants that we refer to as the N Warrants, which, upon the approval of our shareholders, would become exercisable for up to 275,000 shares of our common stock, at a nominal exercise price. Following the receipt of shareholder approval, both the FMV Warrants and the N Warrants would be exercisable in whole or in part and at any time up to and including June 30, 2018, to the extent permitted by applicable law and regulation.

      RIGHT TO CAUSE THE COMPANY TO PURCHASE THE LEVINE LEICHTMAN WARRANTS FOR CASH. Prior to our shareholders approving both the amendment to our articles of incorporation set forth in Proposal 1 above and the issuance of the shares of common stock issuable upon exercise of the Levine Leichtman Warrants, the primary value in the Levine Leichtman Warrants is the right of the holder to cause the Company to purchase such warrants for cash. The cash payable in the event the holders of the Levine Leichtman Warrants exercise their put right is equal to the product of (1) the number of shares of our common stock as to which such warrants are otherwise exercisable (assuming the receipt of stockholder approval), and (2) the excess of the market price of our common stock over the exercise price of those warrants exercised. For this purpose, the market price of our common stock is computed as the average of the closing prices of such stock reported over the 20 consecutive trading days immediately preceding the date on which Levine Leichtman or its assignee, as applicable, delivers such warrants and a notice of exercise to us. We refer to this formula as the cash exercise formula. If the holders of the Levine Leichtman Warrants exercise their right to cause the Company to purchase such warrants for cash, we would be required to deliver a cash payment within two business days following exercise .

      OTHER MATERIAL TERMS OF THE LEVINE LEICHTMAN INVESTMENT. In consideration of Levine Leichtman's investment of $25 million, the Company (i) issued $25 million principal face amount of secured senior notes due June 30, 2013, which bear interest at an annual base rate of 16%, (ii) paid an origination fee to Levine Leichtman of $1.1 million, (iii) issued to Levine Leichtman 1,225,000 shares of common stock, (iv) paid the out-of-pocket expenses of Levine Leichtman, and (v) issued the Levine Leichtman Warrants. The notes may not be prepaid prior to July 1, 2010; they may be prepaid with a prepayment penalty of 3% on or after July 1, 2010 but prior to July 1, 2011, of 1% on or after July 1, 2011 but prior to July 1, 2012, and thereafter without penalty. Additionally, under the transaction documents executed in connection with the Levine Leichtman transaction, CPS may not issue or grant any equity interests or equity rights to any person (other than Levine Leichtman) prior to the date on which the shareholders of the Company approve the issuance by the Company of any and all shares of common stock otherwise issuable upon exercise of the Levine Leichtman

Warrants. Further, investment of $15 million of the $25 million total Levine Leichtman investment was contingent on CPS entering into satisfactory amendments to certain outstanding indebtedness of a CPS subsidiary in favor of an affiliate of Citigroup. Those amendments are described below under "Amendments to our Indebtedness to Citigroup."

      ANTI-DILUTION ADJUSTMENTS. The Levine Leichtman Warrants are subject to specified anti-dilution adjustments to take into account, among other things, subsequent issuances of our common stock. Following the amendments to our indebtedness to Citigroup, described below under "Amendments to our Indebtedness to Citigroup," and the resulting anti-dilution adjustments of the Levine Leichtman Warrants, the FMV Warrants became exercisable for up to an additional 64,324 shares of common stock, and their exercise price was adjusted to $2.4672, and the N Warrants became exercisable for up to an additional 8,985 shares of common stock, without effect on the nominal exercise price. After these anti-dilution adjustments, the FMV Warrants are exercisable to purchase up to 1,564,324 shares of our common stock and the N Warrants are exercisable to purchase up to 283,985 shares of our common stock, for a total of 1,848,309 shares of our common stock potentially issuable upon exercise of the Levine Leichtman Warrants. There may be future anti-dilution adjustments as well, resulting in an increase in the number of shares of common stock issuable upon exercise of the Levine Leichtman Warrants, and your approval of this Proposal 2 will be approval of the issuance of such additional shares as a result of any such adjustments. In all events the right to exercise such warrants for shares (as opposed to the right to require the Company to purchase the warrants for cash) is subject to shareholder approval of this Proposal 2 as well as approval of the amendment to the CPS articles of incorporation set forth in Proposal 1.

      COMMON STOCK OWNERSHIP OF LEVINE LEICHTMAN. As a part of the Levine Leichtman investment, Levine Leichtman acquired 1,225,000 shares of our common stock, in addition to any shares that may become issuable upon exercise of the Warrants, assuming approval of Proposal 1 as well as Proposal 2. If all of the Levine Leichtman Warrants are exercised, Levine Leichtman would hold, on a pro forma basis after giving effect to such issuances as of the date hereof, approximately 15.50% of the common stock of our company. Levine Leichtman currently has the power to vote 1,225,000 shares of our common stock, or approximately 6.17% of our aggregate outstanding common stock.

      BOARD RECOMMENDATION. Your Board unanimously recommends approving the issuance of 1,848,309 shares of CPS common stock, and any additional shares issuable on account of the anti-dilutive provisions, upon exercise of the Levine Leichtman Warrants, subject to adjustment pursuant to the anti-dilutive provisions of the warrants. The Board of Directors believes that approval of the issuance of these shares is in the best interests of the Company and its stockholders as the Levine Leichtman transaction, together with the Citigroup amendments described below, have provided the Company with necessary financing and working capital for growth and operating needs.

AMENDMENTS TO OUR INDEBTEDNESS TO CITIGROUP

      At March 31, 2008, we were indebted to an affiliate of Citigroup, which we refer to as Citi, in the principal amount of $90,000,000, of which $30,000,000 was due on July 10, 2008. After March 31, 2008 and prior to the due date, we prepaid approximately $3,163,328 in principal amount of that indebtedness, leaving approximately $86,836,673 outstanding. Effective July 10, 2008, we agreed with Citi to reduce the principal amount outstanding to $70,000,000, by delivering to Citi's designee (i) warrants valued as being equivalent to 2,500,000 common shares, or $4,071,429 and (ii) cash of $12,765,244. These warrants, which we refer to as the Citi Warrants, represent the right to purchase 2,500,000 CPS common shares at a nominal exercise price, at any time prior to July 10, 2018. For purposes of this transaction, the Citi Warrants were valued at the average of closing prices for CPS common shares as reported by the Nasdaq Stock Market for the seven trading days immediately preceding the transaction (June 30 through July 9, inclusive), or $1.629 per share. Pursuant to our agreements with Citi, the due date of the remaining $70,000,000 of indebtedness was moved to June 15, 2009, and we obtained the option (contingent on performance of the portfolio of interests pledged to Citi, and on payment of a 1.00% extension fee), to extend the due date of such debt for an additional year, to June 15, 2010.

STOCKHOLDER APPROVAL REQUIREMENT

      By their respective terms, the Levine Leichtman Warrants provide that such warrants may not be exercised to purchase common stock, prior to the shareholder approval date. The shareholder approval date is defined as the date on which the shareholders of the Company approve the issuance by the Company of any and all shares of common stock otherwise issuable upon exercise of the Levine Leichtman Warrants. Thus, the terms of the Levine Leichtman Warrants require shareholder approval to remove the restrictions on exercise.

      Further, because our common stock is traded on the NASDAQ market, we are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 4350(i)(1)(D) provides that, except in limited circumstances, shareholder approval is required in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance of common stock, or securities convertible into or exercisable for common stock, if the number of shares of common stock to be issued upon such conversion or exercise is, or will be upon issuance, equal to or in excess of 20% of the number of shares outstanding prior to such issuance, or if the common stock to be issued upon such exercise has, or will upon issuance have, voting power equal to or in excess of 20% of the voting power outstanding prior to such issuance, for less than the greater of book or market value of the stock. If the Levine Leichtman transaction and the Citi transaction described above were considered to be a single transaction, the issuance of shares under the Levine Leichtman Warrants without restriction on exercise would require shareholder consent. As such, the Levine Leichtman Warrants were drafted to restrict their exercise prior to obtaining shareholder approval. The contractual shareholder approval requirement, as well as the Nasdaq Marketplace Rules shareholders requirement, if applicable, will each be satisfied upon approval of this Proposal 2; provided that Proposal 1 is also approved, which will provide sufficient authorized shares for issuance.

THE PROPOSAL

      A vote For proposal 2 is a vote to approve the future issuance, in connection with the exercise of the Levine Leichtman Warrants, of 1,848,309 shares of CPS Common Stock, subject to adjustment pursuant to the anti-dilutive provisions of the warrants.

      EFFECT OF A FAILURE TO APPROVE THIS PROPOSAL. In the event that our shareholders do not approve the proposal set forth below, the Levine Leichtman Warrants will not be exercisable for common stock; however, the holder of such warrants will continue to have the right to cause the Company to purchase such warrants for cash. Upon exercise of this right, the holder of the Levine Leichtman Warrants will receive cash according to the cash exercise formula. The exercise of this put right for cash of all of the Levine Leichtman Warrants, depending on the price per share of our common stock on the trading day preceding such exercise, could adversely affect our liquidity and cash on hand. As examples, the table below presents the cash payable upon exercise of 100% of the Levine Leichtman Warrants, based on an assumed exercise date of August __, 2008 (the latest practicable date), and based on market prices for our common stock equal to the market price as of such date and 10% and 20% above and below the market price on that date.


         ----------------------- ----------------------------------
         Assumed Market Price    Cash Payable Upon Exercise of
         per Share*              the Warrants*
         ----------------------- ----------------------------------
         [$2.40]                 [$660,000]
         ----------------------- ----------------------------------
         [$2.20]                 [$605,000]
         ----------------------- ----------------------------------
         [$2.00]                 [$550,000]
         ----------------------- ----------------------------------
         [$1.80]                 [$495,000]
         ----------------------- ----------------------------------
         [$1.60]                 [$440,000]
         ----------------------- ----------------------------------
 -----------

* assumed illustrative prices and figures are included in this preliminary copy of the proxy statement

     The preceding summary of certain material features of the FMV Warrants and the N Warrants does not purport to include all of the information regarding them that may be important to your decision regarding this proposal. Copies of the FMV Warrants and the N Warrants are included as Exhibits A and B, respectively, and you should read the warrants carefully before casting your vote.

     The terms of the transactions between the Company and Levine Leichtman were determined by negotiation, and, in the case of the FMV Warrants issued to Levine Leichtman, by reference to the prevailing market price for the Company's common stock. The price per share was agreed to on June 30, 2008, on which date the closing price of the common stock was $1.47 per share. The parties also considered the recently prevailing prices for the common stock, which had averaged, over the preceding 10 trading days, $2.573 per share.

VOTE NECESSARY TO APPROVE THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF THE LEVINE LEICHTMAN WARRANTS


      Pursuant to Nasdaq Marketplace Rule 4350(i)(6), the affirmative vote of a majority of votes cast on Proposal 2 is required to adopt the proposal. Accordingly, failure to cast a vote on this Proposal 2 will not affect whether this proposal is approved, and an abstention will not count as a vote in favor of or against such proposal. If Levine Leichtman and Mr. Bradley, our president and chief executive officer as well as one of our largest shareholders, vote in favor of this Proposal 2, 11.98% of our total outstanding shares will have voted in favor of the proposal.

      We have also contractually agreed with Levine Leichtman that in the event our shareholders do not approve this Proposal 2, as well as Proposal 1, we will include similar proposals for such approvals at a meeting of our shareholders no less than once per annual period until such approval is obtained.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2.

                        INFORMATION REGARDING THE COMPANY

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the number and percentage of shares of CPS Common Stock (its only class of voting securities) owned beneficially as of the record date (July 28, 2008), by (i) each person known to CPS to own beneficially more than 5% of the outstanding Common Stock, (ii) each director or named executive officer of CPS, and (iii) all directors and executive officers of CPS as a group. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned by such persons. Except as otherwise noted, each person named in the table has a mailing address at 16355 Laguna Canyon Road, Irvine, CA 92618.

                                                                                Amount and Nature of      Percent
Name and Address of Beneficial Owner                                          Beneficial Ownership (1)   of Class
--------------------------------------------------------------------------------------------------------------------
Charles E. Bradley, Jr. .........................................................     2,401,102   (2)         11.4%
Chris A. Adams ..................................................................        54,000                   *
E. Bruce Fredrikson .............................................................       110,000                   *
Brian J. Rayhill.................................................................       115,000                   *
William B. Roberts ..............................................................       939,107                4.7%
John C. Warner ..................................................................       105,000                   *
Gregory S. Washer ............................................................          127,550                   *
Daniel S. Wood ..................................................................       132,000                   *
Jeffrey P. Fritz.................................................................       194,000                1.0%
Curtis K. Powell.................................................................       307,000                1.5%
Robert E. Riedl..................................................................       253,984                1.3%
Chris Terry......................................................................       235,085                1.2%
All directors, nominees and executive officers combined (15 persons)                  5,457,871 (2) (3)       24.1%
Millennium Management, L.L.C., 666 Fifth Ave., New York, NY 10103  ..............     1,469,618   (4)          7.4%
Dimensional Fund Advisors LP, 1299 Ocean Ave., Santa Monica, CA 90401                 1,111,634   (5)          5.6%
Levine Leichtman Capital Partners IV, L.P. , 335 N. Maple Dr., Beverly
    Hills, CA 90210..............................................................     1,225,000   (6)          6.2%
Citigroup Inc., 399 Park Ave, New York, NY 10043.................................     2,509,335   (7)         12.7%

*        Less than 1.0%

(1) Includes certain shares that may be acquired within 60 days after July 28, 2008 from the Company upon exercise of options, as follows: Mr. Bradley, 1,184,099 shares; Mr. Adams, 40,000 shares; Mr. Fredrikson, 90,000 shares; Mr. Rayhill, 95,000 shares; Mr. Roberts, 45,000 shares; Mr. Warner, 105,000 shares; Mr. Washer, 55,000 shares; Mr. Wood, 85,000 shares; Mr. Fritz, 194,000 shares; Mr. Powell, 139,000 shares; Mr. Riedl, 249,000 shares; and Mr. Terry, 192,500 shares. The calculation of beneficial ownership also includes, in the case of the executive officers, an approximate number of shares each executive officer could be deemed to hold through contributions made to the Company's Employee 401(k) Plan (the "401(k) Plan"). The 401(k) Plan provides an option for all participating employees to purchase stock in the Company indirectly by buying units in a mutual fund. Each "unit" in the mutual fund represents an interest in Company stock, cash and cash equivalents.

(2) Includes shares pledged as security by the named person, with respect to [1,149,780] shares of Mr. Bradley.

(3) Includes 2,782,099 shares that may be acquired within 60 days after July 28, 2008, upon exercise of options and conversion of convertible securities.

(4) Based on a report on Schedule 13G filed by the named person on February 12, 2008.

(5) Based on a report on Schedule 13G filed by the named person on February 6, 2008.

(6) Based on a report on Schedule 13D filed by the named person on July 10, 2008.

(7) Based on a report on Form 3 filed by the named person on July 18, 2008. Includes 2,500,000 shares that may be acquired upon exercise of an outstanding warrant.

               FURTHER INFORMATION RELATING TO THE SPECIAL MEETING

VOTING OF SHARES

The Board of Directors recommends that an affirmative vote be cast in favor of the each of the proposals listed on the proxy card.

The Board of Directors knows of no other matters that may be brought before the meeting which require submission to a vote of the shareholders. If any other matters are properly brought before the meeting, however, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

Holders of CPS Common Stock are entitled to one vote per share.

Votes cast in person or by proxy at the Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. In general, California law provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. Approval of the proposal to amend the articles of incorporation requires the affirmative vote of a majority of the outstanding shares. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the amendment of the Company's articles of incorporation increasing the number of authorized common shares from 30 million to 75 million; FOR the issuance of up to 1,848,309]shares of CPS common stock upon the exercise of the Levine Leichtman Warrants, subject to adjustment pursuant to the anti-dilutive provisions of such warrants.; and will be deemed to grant discretionary authority to vote upon any other matters properly coming before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered as abstentions with respect to that matter, and will therefore have the effect of a vote against the proposal to amend the articles of incorporation. but will have no effect on the vote for the issuance of shares of CPS common stock upon the exercise of the Levine Leichtman Warrants. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, UPON WRITTEN REQUEST. Any such request should be directed to "Corporate Secretary, Consumer Portfolio Services, Inc., 16355 Laguna Canyon Road, Irvine, CA 92618." The Form 10-K is also available on the Company's website, WWW.CONSUMERPORTFOLIO.COM.

EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.


WARRANT NO. LLCP-FMV 1                                            June 30, 2008


                               WARRANT TO PURCHASE
                        1,500,000 SHARES OF COMMON STOCK


         FOR VALUE RECEIVED, CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "COMPANY"), hereby certifies that LEVINE LEICHTMAN CAPITAL PARTNERS IV, L.P., a Delaware limited partnership, or its assigns (the "HOLDER"), is entitled to purchase, on the terms and subject to the conditions contained herein, ONE MILLION FIVE HUNDRED THOUSAND (1,500,000) shares (the "WARRANT SHARES") of the Company's common stock, no par value per share ("COMMON STOCK"), at the exercise price of $2.573 per Warrant Share (the "WARRANT PURCHASE PRICE") at any time and from time to time during the Exercise Period (as such term is defined below). The number of Warrant Shares and the Warrant Purchase Price shall be subject to adjustment as set forth in SECTION 3.

         This Warrant (this "WARRANT") is the "Purchaser Closing FMV Warrant" referred to in, and is being issued in connection with the consummation of the transactions contemplated by, that certain Securities Purchase Agreement dated as of June 30, 2008, by and between the Company and the initial Holder of this Warrant (as amended or modified from time to time, the "SECURITIES PURCHASE AGREEMENT"), and is subject to the following terms and conditions:

1. DEFINITIONS. For the purposes of this Warrant, (a) unless otherwise set forth herein, capitalized terms used herein shall have the meanings given to them in the Securities Purchase Agreement and (b) the following terms shall have the respective meanings set forth below:

         "COMMON STOCK" has the meaning set forth in the preamble of this Warrant.

         "COMPANY" has the meaning set forth in the preamble of this Warrant.

         "CURRENT MARKET PRICE" per share of Common Stock means, as of any specified date on which the Common Stock is publicly traded, the average of the daily market prices of the Common Stock over the twenty (20) consecutive trading days immediately preceding (and not including) such date. The 'daily market price' for each such trading day shall be (i) the closing sales price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading or on Nasdaq, as applicable, (ii) if no sale takes place on such day on any such exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such exchange or system, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or system, the last reported sale price, regular way, on such day for the Common Stock, or if no sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day, as reported by Nasdaq or the National Quotation Bureau, or
(iv) if the Common Stock is not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the City of Los Angeles customarily published on each Business Day. If the daily market price cannot be determined for the twenty (20) consecutive trading days immediately preceding such date in the manner specified in the foregoing sentence, then the Common Stock shall not be deemed to be publicly traded as of such date.

         "DESIGNATED OFFICE" has the meaning set forth in SECTION 2.1.

         "DILUTIVE ISSUANCE" has the meaning set forth in SECTION 3.9.

         "DISTRIBUTION" has the meaning set forth in SECTION 3.3.

         "DISTRIBUTION AMOUNT" has the meaning set forth in SECTION 3.3.

         "DOJ" has the meaning set forth in SECTION 2.4.

         "EXCLUDED SHARES" shall mean (i) Common Stock, Equity Rights or Convertible Securities issued in any of the transactions described in SECTIONS 3.1, 3.2, 3.3 OR 3.5, (ii) shares of Common Stock issued after the Issuance Date upon conversion, exercise or exchange of Equity Rights or Convertible Securities outstanding on the Issuance Date, and (iii) this Warrant or any securities issued upon exercise hereof. Notwithstanding the foregoing, shares of Common Stock, Equity Rights or Convertible Securities, and the shares of Common Stock issuable in respect thereof described in clauses (i) or (ii) shall not constitute "Excluded Shares" if the terms thereof are amended or revised after the Issuance Date.

         "EXERCISE NOTICE" has the meaning set forth in SECTION 2.1.

         "EXERCISE PERIOD" means the period commencing on the Issuance Date and ending on (and including) the Expiration Date.

         "EXPIRATION DATE" means June 30, 2018.

         "FAIR MARKET VALUE" per share of Common Stock as of any specified date means (i) if the Common Stock is publicly traded on such date, the Current Market Price per share, or (ii) if the Common Stock is not publicly traded (or deemed not to be publicly traded) on such date, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, subject to the Holder's right to dispute such determination under SECTION 3.8(E).

         "FTC" has the meaning set forth in SECTION 2.4.

         "HOLDER" has the meaning set forth in the preamble of this Warrant.

         "HSR ACT" has the meaning set forth in SECTION 2.4.

         "ISSUANCE DATE" means June 30, 2008.

         "NASDAQ" means the Nasdaq Stock Market or any successor reporting system thereof.

         "OTHER PROPERTY" has the meaning set forth in SECTION 3.5.

         "REFERENCE PRICE" means, as of any time, the higher of (i) the Warrant Purchase Price in effect as of such time, and (ii) the Fair Market Value per share of Common Stock in effect at such time.

         "SHAREHOLDER APPROVAL DATE" means the date on which Shareholder Approval is obtained.

         "WARRANT" means this Warrant, any amendment of this Warrant, and any warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or any other such warrant. All such Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Warrant Shares for which they may be exercised.

         "WARRANT PURCHASE PRICE" has the meaning set forth in the preamble of this Warrant (as adjusted in accordance with the terms of this Warrant).

         "WARRANT SHARES" has the meaning set forth in the preamble of this Warrant.

2.       EXERCISE.

         2.1 EXERCISE; DELIVERY OF CERTIFICATES. Subject to the provisions of SECTIONS 2.4 and 2.5, this Warrant may be exercised, in whole or in part, at the option of the Holder, at any time and from time to time during the Exercise Period, by (a) delivering to the Company at its principal executive office (the "DESIGNATED OFFICE") (i) a notice of exercise, in substantially the form attached hereto (the "EXERCISE NOTICE"), duly completed and signed by the Holder, and (ii) this Warrant, and (b) paying the Warrant Purchase Price pursuant to SECTION 2.2 for the number of Warrant Shares proposed to be purchased in the Exercise Notice. Subject to the provisions of SECTION 2.4, the Warrant Shares being purchased under this Warrant will be deemed to have been issued to the Holder, as the record owner of such Warrant Shares, as of the close of business on the date on which payment therefor is made by the Holder pursuant to SECTION 2.2. Stock certificates representing the Warrant Shares so purchased shall be delivered to the Holder within three (3) Business Days after this Warrant has been exercised (or, if applicable, immediately after the conditions set forth in SECTION 2.4 have been satisfied); PROVIDED, HOWEVER, that in the case of a purchase of less than all of the Warrant Shares issuable upon exercise of this Warrant, the Company shall cancel this Warrant and, within three (3) Business Days after this Warrant has been surrendered, execute and deliver to the Holder a new Warrant of like tenor for the number of unexercised Warrant Shares. Each stock certificate representing the number of Warrant Shares purchased pursuant to this Warrant shall be registered in the name of the Holder or, subject to compliance with Applicable Laws, such other name as designated by the Holder.

         2.2 PAYMENT OF WARRANT PRICE. Payment of the Warrant Purchase Price shall be made, at the option of the Holder, by (i) check from the Holder, (ii) wire transfer, (iii) instructing the Company to withhold and cancel a number of Warrant Shares then issuable upon exercise of this Warrant with respect to which the excess, if any, of the Fair Market Value over the Warrant Purchase Price for such canceled Warrant Shares is at least equal to the Warrant Purchase Price for the Warrant Shares being purchased, (iv) surrendering to the Company of shares of Common Stock previously acquired by the Holder with a Fair Market Value equal to the Warrant Purchase Price for the Warrant Shares then being purchased or (v) any combination of the foregoing.

         2.3 NO FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this paragraph, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay to the Holder an amount in cash calculated by it to be equal to the then Fair Market Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

         2.4 ANTITRUST NOTIFICATION. If the Holder determines, in its sole judgment upon the advice of counsel, that an exercise of this Warrant pursuant to the terms hereof is subject to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the Holder shall notify the Company, and the Company and the Holder shall, prior to the payment of the Warrant Purchase Price, file with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") the notification and report form, if any, required in connection with the exercise of this Warrant, and any supplemental information required in connection therewith, pursuant to the HSR Act. Any information required to be provided by or with respect to the Company shall be provided by the Company within seven (7) Business Days after receiving notification from the Holder of the applicability of the HSR Act. Any such notification, report form and supplemental information will be in full compliance with the requirements of the HSR Act. The Company will furnish to the Holder such necessary information and such assistance as the Holder may reasonably request in connection with the preparation of any filing or submission which is necessary under the HSR Act. The Company shall respond promptly after receiving any inquiries or requests for additional information from the FTC or the DOJ (and in no event more than five
(5) Business Days after receipt of such inquiry or request). The Company shall keep the Holder apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC or the DOJ, and shall respond promptly to any such inquiries or requests. The Company shall bear all filing or other fees required to be paid by the Company and the Holder (or the "ultimate parent entity" of the Holder, if any) under the HSR Act or any other Applicable Law and the Company shall bear all costs and expenses (including, without limitation, attorneys' fees) incurred by the Company and the Holder (or the "ultimate parent entity" of the Holder, if any) in connection with the preparation of such filings, responses to inquiries or requests and compliance with the HSR Act and other Applicable Laws. In the event that this
SECTION 2.4 is applicable to any exercise of this Warrant, the purchase of the Warrant Shares subject to the Exercise Notice, and the payment of the Warrant Purchase Price, will be subject to the expiration or earlier termination of the waiting period under the HSR Act.

         2.5      RESTRICTIONS ON EXERCISE.

                  (a) This Warrant may not be exercised in whole or in part prior to the Shareholder Approval Date. For the avoidance of doubt, the foregoing restriction on exercise shall not limit the Holder's right to exercise the Put Option set forth in SECTION 2.6.

                  (b) If, at any time prior to the Shareholder Approval Date, the Company engages in a transaction that is subject to the provisions of
SECTION 3.5 or a majority of the outstanding shares of Common Stock is sold in one transaction or a series of related transactions (each, a "TRANSACTION"), then the Company shall either (i) obtain Shareholder Approval prior to or upon the consummation of such Transaction or (ii) pay to the Holder prior to or upon the consummation of such Transaction an amount in cash equal to (A) the difference between the fair market value of the consideration to be received for each share of Common Stock pursuant to such Transaction (as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, subject to the Holder's right to dispute such determination under
SECTION 3.8(E)) and the Warrant Purchase Price then in effect, MULTIPLIED BY (B) the number of shares of Common Stock then issuable upon exercise of this Warrant (disregarding any restrictions on exercise).

         2.6      PUT OPTION.

                  (a) From and after the Issuance Date, and continuing until the date described in SECTION 2.6(C), the Holder shall have the right and option (the "PUT OPTION"), exercisable at any time and from time to time, at its sole option, to require the Company to purchase this Warrant (including any warrants issued upon assignments of this Warrant), in whole or in part at a price equal to (i) the number of shares of Common Stock subject to the portion of this Warrant as to which the Put Option is being exercised (disregarding any restrictions on exercise), multiplied by (ii) the excess of the Fair Market Value of one share of Common Stock as of the date the Put Option is exercised, over the Warrant Purchase Price.

                  (b) If the Holder wishes to exercise the Put Option, in whole or in part, it shall furnish to the Company a written notice notifying the Company of its election to exercise the Put Option. Upon receipt by the Company of such written notice, the Company shall be obligated to purchase from the Holder, on the second Business Day after its receipt of such notice, the portion of this Warrant subject to the exercise of the Put Option at the price set forth in CLAUSE (A) above. At the closing of the Put Option, the Holder shall deliver to the Company this Warrant (or the portion being put to the Company), against payment by the Company of the applicable price by wire transfer in immediately available funds to a bank account designated by the Holder.

                  (c) The Put Option shall survive until the Expiration Date.

                  (d) In no event shall the Holder be obligated to make any representations or warranties as to this Warrant in connection with any exercise of the Put Option other than with respect to the Holder's organization, good standing and authority, its title to this Warrant, no consents and no conflicts with the Holder's organizational documents and material agreements.

         3. ADJUSTMENTS TO THE NUMBER OF WARRANT SHARES AND TO THE WARRANT PURCHASE PRICE. The number of Warrant Shares for which this Warrant is exercisable and the Warrant Purchase Price shall be subject to adjustment from time to time as set forth in this SECTION 3.

         3.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the
Company:

                  (a) pays a dividend or other distribution on its Common Stock in shares of Common Stock or shares of any other class or series of Capital Stock,

                  (b) subdivides its outstanding shares of Common Stock (by stock split, reclassification or otherwise) into a larger number of shares of Common Stock, or

                  (c) combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive immediately after such record date or effective date had this Warrant been exercised immediately prior to such record date or effective date. Any adjustment made pursuant to this SECTION 3.1 shall become effective immediately after the effective date of such event, but be retroactive to the record date, if any, for such event.

         Upon any adjustment of the number of Warrant Shares purchasable upon the exercise of this Warrant as herein provided, the Warrant Purchase Price per share shall be adjusted by multiplying the Warrant Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

         3.2 RIGHTS; OPTIONS; WARRANTS. If, at any time after the Issuance Date, the Company issues (without payment of any consideration) to all holders of outstanding Common Stock any rights, options or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for Common Stock, then the Company shall also distribute, at the same time as the distribution to such holders, such rights, options, warrants or securities to the Holder as if this Warrant had been exercised immediately prior to the record date for such issuance.

         3.3 DISTRIBUTION OF ASSETS OR SECURITIES. If at any time the Company makes a distribution (other than a distribution covered by SECTION 3.1 or 3.2) to its shareholders of any asset, including cash or securities (such distribution, a "DISTRIBUTION", and the total of the cash, assets or securities so distributed, the "DISTRIBUTION AMOUNT"), then, at the Holder's option:

                  (i) the Holder shall have the right to receive an amount of assets, including cash or securities equal to the number of Warrant Shares for which this Warrant is exercisable immediately prior to the Distribution, multiplied by the Distribution Amount, divided by the number of shares of Common Stock outstanding at such time. Upon the closing of the Distribution, the Company shall distribute such portion of the Distribution Amount to the Holder; or

                  (ii) the Warrant Purchase Price shall be adjusted and shall be equal to the Warrant Purchase Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution, multiplied by a fraction (which shall not be less than zero), the numerator of which shall be the Fair Market Value per share of Common Stock on the date fixed for such determination, less the amount of cash, the then-fair market value of the portion of the assets, or the fair market value of the portion of the securities, as the case may be (as determined in good faith by the Board of Directors of the Company, subject to the Holder's rights under SECTION 3.8(E)), so distributed applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock. Such adjustment to the Warrant Purchase Price shall become effective immediately prior to the opening of business on the day immediately following the date fixed for the determination of shareholders entitled to receive such distribution. Upon any adjustment to the Warrant Purchase Price as provided for in this SECTION 3.3(B)(II), the number of Warrant Shares issuable upon the exercise of this Warrant shall also be adjusted and shall be equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which is the

Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

         3.4 ISSUANCE OF EQUITY SECURITIES AT LESS THAN FAIR MARKET VALUE OR WARRANT PURCHASE PRICE.

                  (a) If, at any time after Issuance Date, the Company shall issue or sell (or, in accordance with SECTION 3.4(B), shall be deemed to have issued or sold) shares of Common Stock, or Equity Rights or Convertible Securities representing the right to subscribe for or purchase shares of Common Stock (other than any Excluded Shares) at a price per share of Common Stock that is lower than the Reference Price in effect immediately prior to such sale and issuance, then the Warrant Purchase Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company (and in the case of adjustments triggered in full or in part by the issuance of Equity Rights or Convertible Securities, the aggregate consideration deemed received in respect of such issuance determined as provided in SECTION 3.4(B) below) for such sale or issuance would purchase at such Reference Price per share, and the denominator of which shall be the total number of shares of Common Stock outstanding (and in the case of adjustments triggered in full or in part by the issuance of Equity Rights or Convertible Securities, the number of shares of Common Stock deemed to be outstanding as a result of such issuance determined as provided in SECTION 3.4(B) below) immediately after such sale or issuance. Adjustments shall be made successively whenever such an issuance is made. Upon any adjustment in the Warrant Purchase Price as provided in this SECTION 3.4(A), the number of shares of Common Stock purchasable upon the exercise of this Warrant shall also be adjusted and shall be that number determined by multiplying the number of Warrant Shares issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

                  (b) For the purpose of determining the adjusted Warrant Purchase Price under SECTION 3.4(A), the following shall be applicable:

                           (i) If the Company in any manner issues or grants any
Equity Rights (including Equity Rights to acquire Convertible Securities), and the price per share for which shares of Common Stock are issuable upon the exercise of such Equity Rights or upon conversion or exchange of such Convertible Securities is less than the Reference Price determined as of the date of such issuance or grant of such Equity Rights, then the total maximum number of shares of Common Stock issuable upon the exercise of such Equity Rights (or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Equity Rights) shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which shares of Common Stock are issuable upon exercise of Equity Rights or upon conversion or exchange of Convertible Securities issuable upon exercise of Equity Rights shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuing or granting of such Equity Rights, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Equity Rights, plus in the case of such Equity Rights which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Equity Rights or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Equity Rights.

                           (ii) If the Company in any manner issues or grants
any Convertible Securities having an exercise or conversion or exchange price per Share which is less than the Reference Price determined as of the date of issuance or sale, then the maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which shares of Common Stock are issuable upon conversion or exchange of Convertible Securities is determined by dividing (A) the total amount received by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                           (iii) If the purchase price provided for in any
Equity Rights, the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock decreases at any time, or if the number of shares of Common Stock issuable upon the exercise, issuance, conversion or exchange of any Equity Rights or Convertible Securities increases at any time, then the Warrant Purchase Price in effect at the time of such decrease (or increase) shall be readjusted to the Warrant Purchase Price which would have been in effect at such time had such Equity Rights or Convertible Securities still outstanding provided for such decreased purchase price, additional consideration, changed conversion rate or increased shares, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares shall be correspondingly readjusted, by taking the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

                           (iv) If at any time the Company sells and issues
shares of Common Stock or Equity Rights or Convertible Securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the preceding paragraphs of this
SECTION 3.4, the Board of Directors of the Company shall determine, in good faith, the fair market value of property, subject to the Holder's rights under
SECTION 3.8(E).

                           (v) There shall be no adjustment of the Warrant
Purchase Price in respect of the Common Stock pursuant to this SECTION 3.4 if the amount of such adjustment is less than $0.00001 per share of Common Stock; PROVIDED, HOWEVER, that any adjustments which by reason of this provision are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         3.5 REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. If at any time the Company reorganizes its capital, reclassifies its capital stock, consolidates, merges or combines with or into another Person (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock), or the Company sells, transfers or otherwise disposes of all or substantially all of its property, assets or business to another Person, other than in a transaction provided for in SECTION 3.1, 3.2, 3.3, 3.4 OR 3.6, and, pursuant to the terms of such reorganization, reclassification, consolidation, merger, combination, sale, transfer or other disposition of assets, (i) shares of common stock of the successor or acquiring Person or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person or the Company ("OTHER PROPERTY") are to be received by or distributed to the holders of Common Stock who are holders immediately prior to such transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock, common stock of the successor or acquiring Person, and/or Other Property which holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event would have owned or received immediately after and as a result of such event. In such event, the aggregate Warrant Purchase Price otherwise payable for the Warrant Shares issuable upon exercise of this Warrant shall be allocated among such securities and Other Property in proportion to the respective fair market values of such securities and Other Property as determined in good faith by the Board of Directors of the Company, subject to the Holder's rights under SECTION 3.8(E).

         In case of any such event, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as the Holder may approve in writing (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of any shares of common stock of such successor or acquiring Person for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this SECTION 3.5. For purposes of this SECTION 3, "common stock of the successor or acquiring Person" shall include stock or other equity securities, or securities that are exercisable or exchangeable for or convertible into equity securities, of such corporation, or other securities if such Person is not a corporation, of any class that is not preferred as to dividends or assets over any other class of stock of such corporation or Person and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
SECTION 3.5 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers and other dispositions of assets.

         3.6 DISSOLUTION, TOTAL LIQUIDATION OR WINDING-UP. If at any time there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, other than as contemplated by SECTION 3.5, then the Company shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to the Holder at the Holder's address as shown on the Warrant register, at the earliest practicable time (and, in any event, not less than thirty (30) calendar days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the record holders of shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, the Holder shall be entitled to receive upon surrender of this Warrant the cash or other property, less the Warrant Purchase Price for this Warrant then in effect, that the Holder would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of the cash or other property, any and all rights of the Holder to exercise this Warrant shall terminate in their entirety. If the cash or other property distributable in the dissolution, liquidation or winding-up has a fair market value (as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, subject to the Holder's right to dispute such determination under SECTION 3.8(E)) which is less than the Warrant Purchase Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.

         3.7 OTHER DILUTIVE EVENTS. If any event occurs as to which the other provisions of this SECTION 3 are not strictly applicable but as to which the failure to make any adjustment would not protect the purchase rights represented by this Warrant in accordance with the intent and principles hereof then, in each such case, the Holder (or if the Warrant has been divided up, the Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of Warrant Shares then issuable upon exercise of all of the then exercisable Warrants) may appoint an independent investment bank or firm of independent public accountants which shall give its opinion as to the adjustment, if any, on a basis consistent with the intent and principles established herein, necessary to preserve the purchase rights represented by this Warrant (or such Warrants). Upon receipt of such opinion, the Company will mail (by registered or certified mail, return receipt requested, postage prepaid) a copy thereof to the Holder within three (3) Business Days and shall make the adjustments described therein. The fees and expenses of such investment bank or independent public accountants shall be borne by the Company.

         3.8 OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the adjustments provided for pursuant to this SECTION 3:

                  (a) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this SECTION 3 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) RECORD DATE. If the Company fixes a record date of the holders of Common Stock for the purpose of entitling them to (i) receive a dividend or other distribution payable in shares of Common Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Common Stock or shares of any other class or series of capital stock or (ii) subscribe for or purchase shares of Common Stock or such other shares or securities, then all references in this SECTION 3 to the date of the issuance or sale of such shares of Common Stock or such other shares or securities shall be deemed to be references to that record date.

                  (c) WHEN ADJUSTMENT NOT REQUIRED. If the Company fixes a record date of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights to which the provisions of SECTION 3.1 would apply, but shall, thereafter and before the distribution to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (d) NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Warrant Purchase Price shall be adjusted or recalculated pursuant to this SECTION 3, the Company shall immediately prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment or recalculation and the method by which such adjustment or recalculation was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to SECTION 3.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Warrant Purchase Price, after giving effect to such adjustment, recalculation or change. The Company shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of the certificate to be delivered to the Holder within three (3) Business Days of the event which caused the adjustment or recalculation. The Company shall keep at the Designated Office copies of all such certificates and cause them to be available for inspection at the Designated Office during normal business hours by the Holder or any prospective transferee of this Warrant designated by the Holder.

                  (e) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company is required to make a determination in good faith of the fair market value of any item under this Warrant, or any item that may affect the value of this Warrant, that determination may be challenged or disputed by the Holder (or if the Warrant has been divided up, the Holders of Warrants exercisable for more than fifty percent (50%) of the aggregate number of Warrant Shares then issuable upon exercise of all of the then exercisable Warrants), and any such challenge or dispute shall be resolved promptly, but in no event in more than thirty (30) days, by an investment banking firm of recognized national standing or one of the four (4) largest national accounting firms agreed upon by the Company and the Holders and whose decision shall be binding on the Company and the Holders. If the Company and the Holders cannot agree on a mutually acceptable investment bank or accounting firm, then the Holders, jointly, and the Company shall within five (5) Business Days each choose one investment bank or accounting firm and the respective chosen firms shall within five (5) Business Days jointly select a third investment bank or accounting firm, which shall make the determination promptly, but in no event in more than thirty (30) days, and such determination shall be binding upon all parties thereto. The Company shall bear all costs in connection with such determination, including without limitation, fees of the investment bank(s) or accounting firm(s), unless the change in Warrant Purchase Price determined pursuant to this paragraph is within five percent (5%) of the change in warrant purchase price as computed by the Company, in which case the Holder or Holders challenging the determination shall bear such costs pro rata.

                  (f) INDEPENDENT APPLICATION. Except as otherwise provided herein, all subsections of this SECTION 3 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

         3.9 FIDUCIARY DUTIES TO HOLDER. The Board of the Company shall at all times, whether or not this Warrant has been exercised, owe the Holder the same fiduciary duties that it would owe to a holder of the Warrant Shares underlying the Warrant.

   4.    MISCELLANEOUS.

         4.1 RESTRICTIVE LEGEND. This Warrant, any Warrant issued upon transfer of this Warrant and, unless registered under the Securities Act, any Warrant Shares issued upon exercise of this Warrant or any portion thereof shall be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.

      The legend shall be appropriately modified upon issuance of certificates for shares of Common Stock.

      Upon request of the holder of a Common Stock certificate, the Company shall issue to that holder a new certificate free of the foregoing legend, if, with such request, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company (PROVIDED that Irell & Manella LLP shall be deemed to be acceptable to the Company) to the effect that the securities evidenced by such certificate may be sold without restriction under Rule 144 (or any other rule permitting resales of securities without restriction) promulgated under the Securities Act.

         4.2 HOLDER ENTITLED TO BENEFITS. This Warrant is the "Purchaser Closing FMV Warrant" referred to in the Securities Purchase Agreement. The Holder is entitled to certain rights, benefits and privileges with respect to this Warrant and the Warrant Shares pursuant to the terms of this Warrant, the Securities Purchase Agreement and the other Investment Documents.

         4.3 OTHER COVENANTS. Without limiting the generality of SECTION 4.2, the Company covenants and agrees that, as long as this Warrant remains outstanding or any Warrant Shares are issuable with respect to this Warrant, the Company will perform all of the following covenants for the express benefit of the Holder: (a) the Warrant Shares shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock; (b) the Holder shall, upon the exercise hereof in accordance with the terms hereof, receive good and marketable title to the Warrant Shares, free and clear of all voting and other trust arrangements to which the Company is a party or by which it is bound, preemptive rights of any shareholder, liens, encumbrances, equities and claims whatsoever, including, but not limited to, all Taxes, Liens and other charges with respect to the issuance thereof; (c) at all times prior to the Expiration Date, the Company shall have reserved for issuance a sufficient number of authorized but unissued shares of Common Stock, or other securities or property for which this Warrant may then be exercisable, to permit this Warrant (or if this Warrant has been divided, all outstanding Warrants) to be exercised in full; (d) the Company shall deliver to the Holder the information and reports described in SECTION 8.3 of the Securities Purchase Agreement; and (e) the Company shall provide the Holder with written notice of all corporate actions in the same manner and to the same extent as the shareholders of the Company.

         4.4 ISSUE TAX. The issuance of shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any stamp, documentary, issue or similar tax in respect thereof.

         4.5 CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares in any manner which interferes with the timely exercise hereof.

         4.6 NO VOTING RIGHTS; LIMITATION OF LIABILITY. Except as expressly set forth in this Warrant and in the Securities Purchase Agreement, nothing contained in this Warrant shall be construed as conferring upon the Holder (a) the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter, or (b) the right to receive dividends except as set forth in SECTION 3. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

         4.7 MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

         4.8 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon receipt, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a)      If to the Holder, at:

                           c/o Levine Leichtman Capital Partners, Inc.
                           335 North Maple Drive, Suite 240
                           Beverly Hills, CA 90210
                           Attention:  Arthur E. Levine and Steven E. Hartman
                           Telephone:  (310) 275-5335
                           Facsimile:  (310) 275-1441

                           WITH A COPY TO:
                           --------------

                           Irell & Manella LLP
                           1800 Avenue of the Stars, Suite 900
                           Los Angeles, CA  90067
                           Attention:  Mitchell S. Cohen, Esq.
                           Telephone: (310) 277-1010
                           Facsimile:  (310) 203-7199

                  (b)      If to the Company, at:

                           Consumer Portfolio Services, Inc.
                           16355 Laguna Canyon Road
                           Irvine, CA 92618
                           Attention: Charles E. Bradley, Jr., President
                              (with a copy to Mark Creatura,
                           General Counsel)
                           Telephone:  (949) 753-6800
                           Facsimile:  (949) 450-3951

or at such other address or addresses as the Holder or the Company, as the case may be, may specify by written notice given in accordance with this SECTION 4.8.

         4.9 SUCCESSORS AND ASSIGNS. The Company may not assign any of its rights, or delegate any of its obligations, under this Warrant without the prior written consent of the Holder (which consent may be withheld for any reason or no reason at all). The Holder may make an Assignment of this Warrant, in whole or in part, at any time or from time to time, without the consent of the Company. The Holder may use the Warrant Assignment Form attached hereto to make an Assignment of this Warrant. Each Assignment of this Warrant, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with appropriate instruments of assignment, duly completed and executed. Upon such surrender, the Company shall, at its own expense, within three (3) Business Days of surrender, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees specified in such assignment and in the denominations specified therein and this Warrant shall promptly be canceled. If any portion of this Warrant is not being assigned, the Company shall, at its own expense, within three (3) Business Days issue to the Holder a new Warrant evidencing the part not so assigned. If the Holder makes an Assignment of this Warrant to one or more Persons, any decisions that the Holder is entitled to make at any time hereunder shall be made by the Holders holding more than fifty percent (50%) of the aggregate number of Warrant Shares issuable upon exercise of all of the then exercisable Warrants.

         In addition, the Holder may, without notice to or the consent of the Company, grant or sell Participations to one or more participants in all or any part of its right, title and interest in and to this Warrant.

         This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns, and shall include, with respect to the Company, any Person succeeding the Company by merger, consolidation, combination or acquisition of all or substantially all of the Company's assets, and in such case, except as expressly provided herein and in the Securities Purchase Agreement, all of the obligations of the Company hereunder shall survive such merger, consolidation, combination or acquisition.

         4.10 CONSTRUCTION AND INTERPRETATION. The headings of the paragraphs of this Warrant are for convenience of reference only and do not constitute a part of this Warrant and are not to be considered in construing or interpreting this Warrant. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party. The rules of construction and interpretation specified in Sections 1.2 through 1.6 of the Securities Purchase Agreement shall likewise govern the construction and interpretation of this Warrant.

         4.11 LOST WARRANT OR CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or of a stock certificate evidencing Warrant Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of the Warrant or stock certificate, the Company shall make and deliver to the Holder, within three (3) Business Days of receipt by the Company of such documentation, a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         4.12 NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its charter documents or regulations or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value (if any) of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, encumbrances, equities and claims, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         4.13 NO IMPLIED WAIVER. Nothing in this Warrant, including any reference herein to an act or transaction, shall be construed as, or imply, a waiver of any provision of the Securities Purchase Agreement or any other Investment Document, including any prohibition therein against such an act or transaction.

         4.14 GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         4.15 CONSENT TO JURISDICTION AND VENUE. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING WITH RESPECT TO THIS WARRANT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS WARRANT, EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE

NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS WARRANT. EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF THE NEW YORK.

         4.16 REMEDIES. If the Company fails to perform, comply with or observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that the Holder shall not be required or otherwise obligated to, and hereby waives any right to demand that the Holder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Holder, and all fees, costs and expenses of appeals, incurred or expended by the Holder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

         4.17 ENTIRE AGREEMENT. This Warrant and the other Investment Documents constitute the full and entire agreement and understanding between the Holder and the Company with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

         4.18 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE COMPANY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS WARRANT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY AND THE HOLDER WITH RESPECT TO THE WARRANT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE COMPANY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE COMPANY OR ANY HOLDER MAY FILE AN ORIGINAL COPY OF THIS
SECTION 4.18 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representative on the date first written above.

                                      CONSUMER PORTFOLIO SERVICES, INC.,
                                       a California corporation


                                      By:  /s/ Charles E. Bradley, Jr.
                                         ---------------------------------------
                                           Charles E. Bradley, Jr.
                                           President and Chief Executive Officer

EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.


WARRANT NO. LLCP-P 1                                               June 30, 2008


                               WARRANT TO PURCHASE
                         275,000 SHARES OF COMMON STOCK


         FOR VALUE RECEIVED, CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "COMPANY"), hereby certifies that LEVINE LEICHTMAN CAPITAL PARTNERS IV, L.P., a Delaware limited partnership, or its assigns (the "HOLDER"), is entitled to purchase, on the terms and subject to the conditions contained herein, TWO HUNDRED SEVENTY-FIVE THOUSAND (275,000) shares (the "WARRANT SHARES") of the Company's common stock, no par value per share ("COMMON STOCK"), at the exercise price of $0.0001 per Warrant Share (the "WARRANT PURCHASE PRICE") at any time and from time to time during the Exercise Period (as such term is defined below). The number of Warrant Shares and the Warrant Purchase Price shall be subject to adjustment as set forth in SECTION 3.

         This Warrant (this "WARRANT") is the "Purchaser Closing Penny Warrant" referred to in, and is being issued in connection with the consummation of the transactions contemplated by, that certain Securities Purchase Agreement dated as of June 30, 2008, by and between the Company and the initial Holder of this Warrant (as amended or modified from time to time, the "SECURITIES PURCHASE AGREEMENT"), and is subject to the following terms and conditions:

         5. DEFINITIONS. For the purposes of this Warrant, (a) unless otherwise set forth herein, capitalized terms used herein shall have the meanings given to them in the Securities Purchase Agreement and (b) the following terms shall have the respective meanings set forth below:

         "COMMON STOCK" has the meaning set forth in the preamble of this Warrant.

         "COMPANY" has the meaning set forth in the preamble of this Warrant.

         "CURRENT MARKET PRICE" per share of Common Stock means, as of any specified date on which the Common Stock is publicly traded, the average of the daily market prices of the Common Stock over the twenty (20) consecutive trading days immediately preceding (and not including) such date. The 'daily market price' for each such trading day shall be (i) the closing sales price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading or on Nasdaq, as applicable, (ii) if no sale takes place on such day on any such exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such exchange or system, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or system, the last reported sale price, regular way, on such day for the Common Stock, or if no sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day, as reported by Nasdaq or the National Quotation Bureau, or
(iv) if the Common Stock is not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the City of Los Angeles customarily published on each Business Day. If the daily market price cannot be determined for the twenty (20) consecutive trading days immediately preceding such date in the manner specified in the foregoing sentence, then the Common Stock shall not be deemed to be publicly traded as of such date.

         "DESIGNATED OFFICE" has the meaning set forth in SECTION 2.1.

         "DILUTIVE ISSUANCE" has the meaning set forth in SECTION 3.9.

         "DISTRIBUTION" has the meaning set forth in SECTION 3.3.

         "DISTRIBUTION AMOUNT" has the meaning set forth in SECTION 3.3.

         "DOJ" has the meaning set forth in SECTION 2.4.

         "EXCLUDED SHARES" shall mean (i) Common Stock, Equity Rights or Convertible Securities issued in any of the transactions described in SECTIONS 3.1, 3.2, 3.3 OR 3.5, (ii) shares of Common Stock issued after the Issuance Date upon conversion, exercise or exchange of Equity Rights or Convertible Securities outstanding on the Issuance Date, and (iii) this Warrant or any securities issued upon exercise hereof. Notwithstanding the foregoing, shares of Common Stock, Equity Rights or Convertible Securities, and the shares of Common Stock issuable in respect thereof described in clauses (i) or (ii) shall not constitute "Excluded Shares" if the terms thereof are amended or revised after the Issuance Date.

         "EXERCISE NOTICE" has the meaning set forth in SECTION 2.1.

         "EXERCISE PERIOD" means the period commencing on the Issuance Date and ending on (and including) the Expiration Date.

         "EXPIRATION DATE" means June 30, 2018.

         "FAIR MARKET VALUE" per share of Common Stock as of any specified date means (i) if the Common Stock is publicly traded on such date, the Current Market Price per share, or (ii) if the Common Stock is not publicly traded (or deemed not to be publicly traded) on such date, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, subject to the Holder's right to dispute such determination under SECTION 3.8(E).

         "FTC" has the meaning set forth in SECTION 2.4.

         "HOLDER" has the meaning set forth in the preamble of this Warrant.

         "HSR ACT" has the meaning set forth in SECTION 2.4.

         "ISSUANCE DATE" means June 30, 2008.

         "NASDAQ" means the Nasdaq Stock Market or any successor reporting system thereof.

         "OTHER PROPERTY" has the meaning set forth in SECTION 3.5.

         "REFERENCE PRICE" means, as of any time, the higher of (i) the Warrant Purchase Price in effect as of such time, and (ii) the Fair Market Value per share of Common Stock in effect at such time.

         "SHAREHOLDER APPROVAL DATE" means the date on which Shareholder Approval is obtained.

         "WARRANT" means this Warrant, any amendment of this Warrant, and any warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or any other such warrant. All such Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Warrant Shares for which they may be exercised.

         "WARRANT PURCHASE PRICE" has the meaning set forth in the preamble of this Warrant (as adjusted in accordance with the terms of this Warrant).

         "WARRANT SHARES" has the meaning set forth in the preamble of this Warrant.

         6. EXERCISE.

         6.1 EXERCISE; DELIVERY OF CERTIFICATES. Subject to the provisions of SECTIONS 2.4 and 2.5, this Warrant may be exercised, in whole or in part, at the option of the Holder, at any time and from time to time during the Exercise Period, by (a) delivering to the Company at its principal executive office (the "DESIGNATED OFFICE") (i) a notice of exercise, in substantially the form attached hereto (the "EXERCISE NOTICE"), duly completed and signed by the Holder, and (ii) this Warrant, and (b) paying the Warrant Purchase Price pursuant to SECTION 2.2 for the number of Warrant Shares proposed to be purchased in the Exercise Notice. Subject to the provisions of SECTION 2.4, the Warrant Shares being purchased under this Warrant will be deemed to have been issued to the Holder, as the record owner of such Warrant Shares, as of the close of business on the date on which payment therefor is made by the Holder pursuant to SECTION 2.2. Stock certificates representing the Warrant Shares so purchased shall be delivered to the Holder within three (3) Business Days after this Warrant has been exercised (or, if applicable, immediately after the conditions set forth in SECTION 2.4 have been satisfied); PROVIDED, HOWEVER, that in the case of a purchase of less than all of the Warrant Shares issuable upon exercise of this Warrant, the Company shall cancel this Warrant and, within three (3) Business Days after this Warrant has been surrendered, execute and deliver to the Holder a new Warrant of like tenor for the number of unexercised Warrant Shares. Each stock certificate representing the number of Warrant Shares purchased pursuant to this Warrant shall be registered in the name of the Holder or, subject to compliance with Applicable Laws, such other name as designated by the Holder.

         6.2 PAYMENT OF WARRANT PRICE. Payment of the Warrant Purchase Price shall be made, at the option of the Holder, by (i) check from the Holder, (ii) wire transfer, (iii) instructing the Company to withhold and cancel a number of Warrant Shares then issuable upon exercise of this Warrant with respect to which the excess, if any, of the Fair Market Value over the Warrant Purchase Price for such canceled Warrant Shares is at least equal to the Warrant Purchase Price for the Warrant Shares being purchased, (iv) surrendering to the Company of shares of Common Stock previously acquired by the Holder with a Fair Market Value equal to the Warrant Purchase Price for the Warrant Shares then being purchased or (v) any combination of the foregoing.

         6.3 NO FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this paragraph, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay to the Holder an amount in cash calculated by it to be equal to the then Fair Market Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

         6.4 ANTITRUST NOTIFICATION. If the Holder determines, in its sole judgment upon the advice of counsel, that an exercise of this Warrant pursuant to the terms hereof is subject to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the Holder shall notify the Company, and the Company and the Holder shall, prior to the payment of the Warrant Purchase Price, file with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") the notification and report form, if any, required in connection with the exercise of this Warrant, and any supplemental information required in connection therewith, pursuant to the HSR Act. Any information required to be provided by or with respect to the Company shall be provided by the Company within seven (7) Business Days after receiving notification from the Holder of the applicability of the HSR Act. Any such notification, report form and supplemental information will be in full compliance with the requirements of the HSR Act. The Company will furnish to the Holder such necessary information and such assistance as the Holder may reasonably request in connection with the preparation of any filing or submission which is necessary under the HSR Act. The Company shall respond promptly after receiving any inquiries or requests for additional information from the FTC or the DOJ (and in no event more than five
(5) Business Days after receipt of such inquiry or request). The Company shall keep the Holder apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC or the DOJ, and shall respond promptly to any such inquiries or requests. The Company shall bear all filing or other fees required to be paid by the Company and the Holder (or the "ultimate parent entity" of the Holder, if any) under the HSR Act or any other Applicable Law and the Company shall bear all costs and expenses (including, without limitation, attorneys' fees) incurred by the Company and the Holder (or the "ultimate parent entity" of the Holder, if any) in connection with the preparation of such filings, responses to inquiries or requests and compliance with the HSR Act and other Applicable Laws. In the event that this
SECTION 2.4 is applicable to any exercise of this Warrant, the purchase of the Warrant Shares subject to the Exercise Notice, and the payment of the Warrant Purchase Price, will be subject to the expiration or earlier termination of the waiting period under the HSR Act.

         6.5 RESTRICTIONS ON EXERCISE.

                  (a) This Warrant may not be exercised in whole or in part prior to the Shareholder Approval Date. For the avoidance of doubt, the foregoing restriction on exercise shall not limit the Holder's right to exercise the Put Option set forth in SECTION 2.6.

                  (b) If, at any time prior to the Shareholder Approval Date, the Company engages in a transaction that is subject to the provisions of
SECTION 3.5 or a majority of the outstanding shares of Common Stock is sold in one transaction or a series of related transactions (each, a "TRANSACTION"), then the Company shall either (i) obtain Shareholder Approval prior to or upon the consummation of such Transaction or (ii) pay to the Holder prior to or upon the consummation of such Transaction an amount in cash equal to (A) the difference between the fair market value of the consideration to be received for each share of Common Stock pursuant to such Transaction (as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, subject to the Holder's right to dispute such determination under
SECTION 3.8(E)) and the Warrant Purchase Price then in effect, MULTIPLIED BY (B) the number of shares of Common Stock then issuable upon exercise of this Warrant (disregarding any restrictions on exercise).

         6.6 PUT OPTION.

                  (a) From and after the Issuance Date, and continuing until the date described in SECTION 2.6(C), the Holder shall have the right and option (the "PUT OPTION"), exercisable at any time and from time to time, at its sole option, to require the Company to purchase this Warrant (including any warrants issued upon assignments of this Warrant), in whole or in part at a price equal to (i) the number of shares of Common Stock subject to the portion of this Warrant as to which the Put Option is being exercised (disregarding any restrictions on exercise), multiplied by (ii) the excess of the Fair Market Value of one share of Common Stock as of the date the Put Option is exercised, over the Warrant Purchase Price.

                  (b) If the Holder wishes to exercise the Put Option, in whole or in part, it shall furnish to the Company a written notice notifying the Company of its election to exercise the Put Option. Upon receipt by the Company of such written notice, the Company shall be obligated to purchase from the Holder, on the second Business Day after its receipt of such notice, the portion of this Warrant subject to the exercise of the Put Option at the price set forth in CLAUSE (A) above. At the closing of the Put Option, the Holder shall deliver to the Company this Warrant (or the portion being put to the Company), against payment by the Company of the applicable price by wire transfer in immediately available funds to a bank account designated by the Holder.

                  (c) The Put Option shall survive until the Expiration Date.

                  (d) In no event shall the Holder be obligated to make any representations or warranties as to this Warrant in connection with any exercise of the Put Option other than with respect to the Holder's organization, good standing and authority, its title to this Warrant, no consents and no conflicts with the Holder's organizational documents and material agreements.

         7. ADJUSTMENTS TO THE NUMBER OF WARRANT SHARES AND TO THE WARRANT PURCHASE PRICE. The number of Warrant Shares for which this Warrant is exercisable and the Warrant Purchase Price shall be subject to adjustment from time to time as set forth in this SECTION 3.

         7.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the
Company:




                  (a) pays a dividend or other distribution on its Common Stock in shares of Common Stock or shares of any other class or series of Capital Stock,

                  (b) subdivides its outstanding shares of Common Stock (by stock split, reclassification or otherwise) into a larger number of shares of Common Stock, or

                  (c) combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive immediately after such record date or effective date had this Warrant been exercised immediately prior to such record date or effective date. Any adjustment made pursuant to this SECTION 3.1 shall become effective immediately after the effective date of such event, but be retroactive to the record date, if any, for such event.

         Upon any adjustment of the number of Warrant Shares purchasable upon the exercise of this Warrant as herein provided, the Warrant Purchase Price per share shall be adjusted by multiplying the Warrant Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

         7.2 RIGHTS; OPTIONS; WARRANTS. If, at any time after the Issuance Date, the Company issues (without payment of any consideration) to all holders of outstanding Common Stock any rights, options or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for Common Stock, then the Company shall also distribute, at the same time as the distribution to such holders, such rights, options, warrants or securities to the Holder as if this Warrant had been exercised immediately prior to the record date for such issuance.

         7.3 DISTRIBUTION OF ASSETS OR SECURITIES. If at any time the Company makes a distribution (other than a distribution covered by SECTION 3.1 or 3.2) to its sharesholders of any asset, including cash or securities (such distribution, a "DISTRIBUTION", and the total of the cash, assets or securities so distributed, the "DISTRIBUTION AMOUNT"), then, at the Holder's option:

                  (i) the Holder shall have the right to receive an amount of assets, including cash or securities equal to the number of Warrant Shares for which this Warrant is exercisable immediately prior to the Distribution, multiplied by the Distribution Amount, divided by the number of shares of Common Stock outstanding at such time. Upon the closing of the Distribution, the Company shall distribute such portion of the Distribution Amount to the Holder; or

                  (ii) the Warrant Purchase Price shall be adjusted and shall be equal to the Warrant Purchase Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution, multiplied by a fraction (which shall not be less than zero), the numerator of which shall be the Fair Market Value per share of Common Stock on the date fixed for such determination, less the amount of cash, the then-fair market value of the portion of the assets, or the fair market value of the portion of the securities, as the case may be (as determined in good faith by the Board of Directors of the Company, subject to the Holder's rights under SECTION 3.8(E)), so distributed applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock. Such adjustment to the Warrant Purchase Price shall become effective immediately prior to the opening of business on the day immediately following the date fixed for the determination of shareholders entitled to receive such distribution. Upon any adjustment to the Warrant Purchase Price as provided for in this SECTION 3.3(B)(II), the number of Warrant Shares issuable upon the exercise of this Warrant shall also be adjusted and shall be equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which is the

Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

         7.4 ISSUANCE OF EQUITY SECURITIES AT LESS THAN FAIR MARKET VALUE OR WARRANT PURCHASE PRICE.

                  (a) If, at any time after Issuance Date, the Company shall issue or sell (or, in accordance with SECTION 3.4(B), shall be deemed to have issued or sold) shares of Common Stock, or Equity Rights or Convertible Securities representing the right to subscribe for or purchase shares of Common Stock (other than any Excluded Shares) at a price per share of Common Stock that is lower than the Reference Price in effect immediately prior to such sale and issuance, then the Warrant Purchase Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company (and in the case of adjustments triggered in full or in part by the issuance of Equity Rights or Convertible Securities, the aggregate consideration deemed received in respect of such issuance determined as provided in SECTION 3.4(B) below) for such sale or issuance would purchase at such Reference Price per share, and the denominator of which shall be the total number of shares of Common Stock outstanding (and in the case of adjustments triggered in full or in part by the issuance of Equity Rights or Convertible Securities, the number of shares of Common Stock deemed to be outstanding as a result of such issuance determined as provided in SECTION 3.4(B) below) immediately after such sale or issuance. Adjustments shall be made successively whenever such an issuance is made. Upon any adjustment in the Warrant Purchase Price as provided in this SECTION 3.4(A), the number of shares of Common Stock purchasable upon the exercise of this Warrant shall also be adjusted and shall be that number determined by multiplying the number of Warrant Shares issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

                  (b) For the purpose of determining the adjusted Warrant Purchase Price under SECTION 3.4(A), the following shall be applicable:

                           (i) If the Company in any manner issues or grants any
Equity Rights (including Equity Rights to acquire Convertible Securities), and the price per share for which shares of Common Stock are issuable upon the exercise of such Equity Rights or upon conversion or exchange of such Convertible Securities is less than the Reference Price determined as of the date of such issuance or grant of such Equity Rights, then the total maximum number of shares of Common Stock issuable upon the exercise of such Equity Rights (or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Equity Rights) shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which shares of Common Stock are issuable upon exercise of Equity Rights or upon conversion or exchange of Convertible Securities issuable upon exercise of Equity Rights shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuing or granting of such Equity Rights, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Equity Rights, plus in the case of such Equity Rights which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Equity Rights or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Equity Rights.

                           (ii) If the Company in any manner issues or grants
any Convertible Securities having an exercise or conversion or exchange price per Share which is less than the Reference Price determined as of the date of issuance or sale, then the maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which shares of Common Stock are issuable upon conversion or exchange of Convertible Securities is determined by dividing (A) the total amount received by the Company as consideration for the issuance or sale of such Convertible

Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                           (iii) If the purchase price provided for in any
Equity Rights, the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock decreases at any time, or if the number of shares of Common Stock issuable upon the exercise, issuance, conversion or exchange of any Equity Rights or Convertible Securities increases at any time, then the Warrant Purchase Price in effect at the time of such decrease (or increase) shall be readjusted to the Warrant Purchase Price which would have been in effect at such time had such Equity Rights or Convertible Securities still outstanding provided for such decreased purchase price, additional consideration, changed conversion rate or increased shares, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares shall be correspondingly readjusted, by taking the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

                           (iv) If at any time the Company sells and issues
shares of Common Stock or Equity Rights or Convertible Securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the preceding paragraphs of this
SECTION 3.4, the Board of Directors of the Company shall determine, in good faith, the fair market value of property, subject to the Holder's rights under
SECTION 3.8(E).

         7.5 REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. If at any time the Company reorganizes its capital, reclassifies its capital stock, consolidates, merges or combines with or into another Person (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock), or the Company sells, transfers or otherwise disposes of all or substantially all of its property, assets or business to another Person, other than in a transaction provided for in SECTION 3.1, 3.2, 3.3, 3.4 OR 3.6, and, pursuant to the terms of such reorganization, reclassification, consolidation, merger, combination, sale, transfer or other disposition of assets, (i) shares of common stock of the successor or acquiring Person or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person or the Company ("OTHER PROPERTY") are to be received by or distributed to the holders of Common Stock who are holders immediately prior to such transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock, common stock of the successor or acquiring Person, and/or Other Property which holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event would have owned or received immediately after and as a result of such event. In such event, the aggregate Warrant Purchase Price otherwise payable for the Warrant Shares issuable upon exercise of this Warrant shall be allocated among such securities and Other Property in proportion to the respective fair market values of such securities and Other Property as determined in good faith by the Board of Directors of the Company, subject to the Holder's rights under SECTION 3.8(E).

         In case of any such event, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as the Holder may approve in writing (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of any shares of common stock of such successor or acquiring Person for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this SECTION 3.5. For purposes of this SECTION 3, "common stock of the successor or acquiring Person" shall include stock or other equity securities, or securities that are exercisable or exchangeable for or convertible into equity securities, of such corporation, or other securities if such Person is not a corporation, of any class that is not preferred as to dividends or assets over any other class of stock of such corporation or Person and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
SECTION 3.5 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers and other dispositions of assets.

         7.6 DISSOLUTION, TOTAL LIQUIDATION OR WINDING-UP. If at any time there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, other than as contemplated by SECTION 3.5, then the Company shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to the Holder at the Holder's address as shown on the Warrant register, at the earliest practicable time (and, in any event, not less than thirty (30) calendar days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the record holders of shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, the Holder shall be entitled to receive upon surrender of this Warrant the cash or other property, less the Warrant Purchase Price for this Warrant then in effect, that the Holder would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of the cash or other property, any and all rights of the Holder to exercise this Warrant shall terminate in their entirety. If the cash or other property distributable in the dissolution, liquidation or winding-up has a fair market value (as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, subject to the Holder's right to dispute such determination under SECTION 3.8(E)) which is less than the Warrant Purchase Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.

         7.7 OTHER DILUTIVE EVENTS. If any event occurs as to which the other provisions of this SECTION 3 are not strictly applicable but as to which the failure to make any adjustment would not protect the purchase rights represented by this Warrant in accordance with the intent and principles hereof then, in each such case, the Holder (or if the Warrant has been divided up, the Holders of Warrants exercisable for the purchase of more than fifty percent (50%) of the aggregate number of Warrant Shares then issuable upon exercise of all of the then exercisable Warrants) may appoint an independent investment bank or firm of independent public accountants which shall give its opinion as to the adjustment, if any, on a basis consistent with the intent and principles established herein, necessary to preserve the purchase rights represented by this Warrant (or such Warrants). Upon receipt of such opinion, the Company will mail (by registered or certified mail, return receipt requested, postage prepaid) a copy thereof to the Holder within three (3) Business Days and shall make the adjustments described therein. The fees and expenses of such investment bank or independent public accountants shall be borne by the Company.

         7.8 OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the adjustments provided for pursuant to this SECTION 3:

                  (a) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this SECTION 3 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) RECORD DATE. If the Company fixes a record date of the holders of Common Stock for the purpose of entitling them to (i) receive a dividend or other distribution payable in shares of Common Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Common Stock or shares of any other class or series of capital stock or (ii) subscribe for or purchase shares of Common Stock or such other shares or securities, then all references in this SECTION 3 to the date of the issuance or sale of such shares of Common Stock or such other shares or securities shall be deemed to be references to that record date.

                  (c) WHEN ADJUSTMENT NOT REQUIRED. If the Company fixes a record date of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights to which the provisions of SECTION 3.1 would apply, but shall, thereafter and before the distribution to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (d) NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Warrant Purchase Price shall be adjusted or recalculated pursuant to this SECTION 3, the Company shall immediately prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment or recalculation and the method by which such adjustment or recalculation was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to SECTION 3.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Warrant Purchase Price, after giving effect to such adjustment, recalculation or change. The Company shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of the certificate to be delivered to the Holder within three (3) Business Days of the event which caused the adjustment or recalculation. The Company shall keep at the Designated Office copies of all such certificates and cause them to be available for inspection at the Designated Office during normal business hours by the Holder or any prospective transferee of this Warrant designated by the Holder.

                  (e) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company is required to make a determination in good faith of the fair market value of any item under this Warrant, or any item that may affect the value of this Warrant, that determination may be challenged or disputed by the Holder (or if the Warrant has been divided up, the Holders of Warrants exercisable for more than fifty percent (50%) of the aggregate number of Warrant Shares then issuable upon exercise of all of the then exercisable Warrants), and any such challenge or dispute shall be resolved promptly, but in no event in more than thirty (30) days, by an investment banking firm of recognized national standing or one of the four (4) largest national accounting firms agreed upon by the Company and the Holders and whose decision shall be binding on the Company and the Holders. If the Company and the Holders cannot agree on a mutually acceptable investment bank or accounting firm, then the Holders, jointly, and the Company shall within five (5) Business Days each choose one investment bank or accounting firm and the respective chosen firms shall within five (5) Business Days jointly select a third investment bank or accounting firm, which shall make the determination promptly, but in no event in more than thirty (30) days, and such determination shall be binding upon all parties thereto. The Company shall bear all costs in connection with such determination, including without limitation, fees of the investment bank(s) or accounting firm(s), unless the change in Warrant Purchase Price determined pursuant to this paragraph is within five percent (5%) of the change in warrant purchase price as computed by the Company, in which case the Holder or Holders challenging the determination shall bear such costs pro rata.

                  (f) INDEPENDENT APPLICATION. Except as otherwise provided herein, all subsections of this SECTION 3 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

         7.9 FIDUCIARY DUTIES TO HOLDER. The Board of the Company shall at all times, whether or not this Warrant has been exercised, owe the Holder the same fiduciary duties that it would owe to a holder of the Warrant Shares underlying the Warrant.

     8. MISCELLANEOUS.

         8.1 RESTRICTIVE LEGEND. This Warrant, any Warrant issued upon transfer of this Warrant and, unless registered under the Securities Act, any Warrant Shares issued upon exercise of this Warrant or any portion thereof shall be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.

         The legend shall be appropriately modified upon issuance of certificates for shares of Common Stock.

         Upon request of the holder of a Common Stock certificate, the Company shall issue to that holder a new certificate free of the foregoing legend, if, with such request, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company (PROVIDED that Irell & Manella LLP shall be deemed to be acceptable to the Company) to the effect that the securities evidenced by such certificate may be sold without restriction under Rule 144 (or any other rule permitting resales of securities without restriction) promulgated under the Securities Act.

         8.2 HOLDER ENTITLED TO BENEFITS. This Warrant is the "Purchaser Closing Penny Warrant" referred to in the Securities Purchase Agreement. The Holder is entitled to certain rights, benefits and privileges with respect to this Warrant and the Warrant Shares pursuant to the terms of this Warrant, the Securities Purchase Agreement and the other Investment Documents.

         8.3 OTHER COVENANTS. Without limiting the generality of SECTION 4.2, the Company covenants and agrees that, as long as this Warrant remains outstanding or any Warrant Shares are issuable with respect to this Warrant, the Company will perform all of the following covenants for the express benefit of the Holder: (a) the Warrant Shares shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock; (b) the Holder shall, upon the exercise hereof in accordance with the terms hereof, receive good and marketable title to the Warrant Shares, free and clear of all voting and other trust arrangements to which the Company is a party or by which it is bound, preemptive rights of any shareholder, liens, encumbrances, equities and claims whatsoever, including, but not limited to, all Taxes, Liens and other charges with respect to the issuance thereof; (c) at all times prior to the Expiration Date, the Company shall have reserved for issuance a sufficient number of authorized but unissued shares of Common Stock, or other securities or property for which this Warrant may then be exercisable, to permit this Warrant (or if this Warrant has been divided, all outstanding Warrants) to be exercised in full; (d) the Company shall deliver to the Holder the information and reports described in SECTION 8.3 of the Securities Purchase Agreement; and (e) the Company shall provide the Holder with written notice of all corporate actions in the same manner and to the same extent as the shareholders of the Company.

         8.4 ISSUE TAX. The issuance of shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any stamp, documentary, issue or similar tax in respect thereof.

         8.5 CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares in any manner which interferes with the timely exercise hereof.

         8.6 NO VOTING RIGHTS; LIMITATION OF LIABILITY. Except as expressly set forth in this Warrant and in the Securities Purchase Agreement, nothing contained in this Warrant shall be construed as conferring upon the Holder (a) the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter, or (b) the right to receive dividends except as set forth in SECTION 3. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

         8.7 MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

         8.8 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon receipt, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a)      If to the Holder, at:

                           c/o Levine Leichtman Capital Partners, Inc.
                           335 North Maple Drive, Suite 240
                           Beverly Hills, CA 90210
                           Attention:  Arthur E. Levine and Steven E. Hartman
                           Telephone:  (310) 275-5335
                           Facsimile:  (310) 275-1441

                           WITH A COPY TO:
                           --------------

                           Irell & Manella LLP
                           1800 Avenue of the Stars, Suite 900
                           Los Angeles, CA  90067
                           Attention:  Mitchell S. Cohen, Esq.
                           Telephone: (310) 277-1010
                           Facsimile:  (310) 203-7199

                  (b)      If to the Company, at:

                           Consumer Portfolio Services, Inc.
                           16355 Laguna Canyon Road
                           Irvine, CA 92618
                           Attention: Charles E. Bradley, Jr., President
                             (with a copy to Mark Creatura,
                           General Counsel)
                           Telephone:  (949) 753-6800
                           Facsimile:  (949) 450-3951

or at such other address or addresses as the Holder or the Company, as the case may be, may specify by written notice given in accordance with this SECTION 4.8.

         8.9 SUCCESSORS AND ASSIGNS. The Company may not assign any of its rights, or delegate any of its obligations, under this Warrant without the prior written consent of the Holder (which consent may be withheld for any reason or no reason at all). The Holder may make an Assignment of this Warrant, in whole or in part, at any time or from time to time, without the consent of the Company. The Holder may use the Warrant Assignment Form attached hereto to make an Assignment of this Warrant. Each Assignment of this Warrant, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with appropriate instruments of assignment, duly completed and executed. Upon such surrender, the Company shall, at its own expense, within three (3) Business Days of surrender, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees specified in such assignment and in the denominations specified therein and this Warrant shall promptly be canceled. If any portion of this Warrant is not being assigned, the Company shall, at its own expense, within three (3) Business Days issue to the Holder a new Warrant evidencing the part not so assigned. If the Holder makes an Assignment of this Warrant to one or more Persons, any decisions that the Holder is entitled to make at any time hereunder shall be made by the Holders holding more than fifty percent (50%) of the aggregate number of Warrant Shares issuable upon exercise of all of the then exercisable Warrants.

         In addition, the Holder may, without notice to or the consent of the Company, grant or sell Participations to one or more participants in all or any part of its right, title and interest in and to this Warrant.

         This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns, and shall include, with respect to the Company, any Person succeeding the Company by merger, consolidation, combination or acquisition of all or substantially all of the Company's assets, and in such case, except as expressly provided herein and in the Securities Purchase Agreement, all of the obligations of the Company hereunder shall survive such merger, consolidation, combination or acquisition.

         8.10 CONSTRUCTION AND INTERPRETATION. The headings of the paragraphs of this Warrant are for convenience of reference only and do not constitute a part of this Warrant and are not to be considered in construing or interpreting this Warrant. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party. The rules of construction and interpretation specified in Sections 1.2 through 1.6 of the Securities Purchase Agreement shall likewise govern the construction and interpretation of this Warrant.

         8.11 LOST WARRANT OR CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or of a stock certificate evidencing Warrant Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of the Warrant or stock certificate, the Company shall make and deliver to the Holder, within three (3) Business Days of receipt by the Company of such documentation, a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         8.12 NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its charter documents or regulations or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value (if any) of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, encumbrances, equities and claims, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         8.13 NO IMPLIED WAIVER. Nothing in this Warrant, including any reference herein to an act or transaction, shall be construed as, or imply, a waiver of any provision of the Securities Purchase Agreement or any other Investment Document, including any prohibition therein against such an act or transaction.

         8.14 GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         8.15 CONSENT TO JURISDICTION AND VENUE. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING WITH RESPECT TO THIS WARRANT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS WARRANT, EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON

THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS WARRANT. EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF THE NEW YORK.

         8.16 REMEDIES. If the Company fails to perform, comply with or observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that the Holder shall not be required or otherwise obligated to, and hereby waives any right to demand that the Holder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Holder, and all fees, costs and expenses of appeals, incurred or expended by the Holder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

         8.17 ENTIRE AGREEMENT. This Warrant and the other Investment Documents constitute the full and entire agreement and understanding between the Holder and the Company with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

         8.18 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE COMPANY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS WARRANT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY AND THE HOLDER WITH RESPECT TO THE WARRANT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE COMPANY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE COMPANY OR ANY HOLDER MAY FILE AN ORIGINAL COPY OF THIS
SECTION 4.18 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representative on the date first written above.

                                     CONSUMER PORTFOLIO SERVICES, INC.,
                                     a California corporation


                                     By:  /s/ Charles E. Bradley, Jr.
                                        -------------------------------------
                                          Charles E. Bradley, Jr.
                                          President and Chief Executive Officer